Exhibit 10.30

COLLATERAL ACCOUNT NOTIFICATION AND ACKNOWLEDGMENT
(THIRD PARTY)

Bank of America, N.A                                         March 21, 2002
Pledging Unit
NC1-004-03-06
200 N. College Street
Charlotte, NC 28255

Ladies and Gentlemen:

This is to notify you that Commerce One Operations, Inc. ("Pledgor", whether one or more) has granted to Microsoft Capital Corporation ("Pledgee") a security interest in Account number(s) 899470 (the "Collateral Account", whether one or more) held by Bank of America, N.A. (the "Securities Intermediary") in the name of the Pledgor together with all securities now or hereafter held therein, and the proceeds thereof (collectively, the "Collateral"). Pledgor, Pledgee and the Securities Intermediary agree that the Collateral Account is a "securities account" within the meaning of Article 8 of the Uniform Commercial Code of the State of New York (the "UCC") and that all Collateral held in the Collateral Account will be treated as financial assets under the UCC.

In connection therewith, the parties hereto agree (which agreement by the Pledgor will be construed as instructions to the Securities Intermediary):

1.

The Securities Intermediary is instructed to register the pledge on its books. The Pledgor and the Pledgee acknowledge that the only financial assets that may be held in the Collateral Account are securities eligible to be held at a Federal Reserve Bank and/or the Depository Trust Company ("Eligible Securities"). The Pledgor agrees that it will deliver or caused to be delivered to the Securities Intermediary for deposit in the Collateral Account only Eligible Securities.

2.	The Securities Intermediary is instructed to deliver to the Pledgee copies of monthly statements on the Collateral Account.

3.

Except as a result of computer system or accounting changes affecting securities accounts of the Securities Intermediary generally (in which case the Securities Intermediary shall provide prompt notice to the Pledgee), the Securities Intermediary shall not change the account number of the Collateral Account without the prior written consent of the Pledgee and at least five business days prior notice to the Pledgor.

4.	All dividends, interest, gains and other profits with respect to the Collateral Account will be reported in the name and tax identification number of the Pledgor.

5.

Except as provided in Section 6, the Securities Intermediary may not, without the prior written consent of Pledgee, deliver, release or otherwise dispose of the Collateral or any interest therein unless the proceeds thereof are held or reinvested in the Collateral Account as part of the Collateral or applied by Securities Intermediary to the satisfaction of an obligation owed to it. Except for such limitation and unless and until the Securities Intermediary receives and has a reasonable period of time to act upon written notice from the Pledgee which states that Pledgee is exercising exclusive control over the Collateral Account (a "Notice of Exclusive Control"), the Securities Intermediary may comply with any other orders or instructions from Pledgor concerning the Collateral Account. A Notice of Exclusive Control (Exhibit A) shall designate the account, person or other location to which the financial assets in the Collateral Account, and cash dividends, interest, income, earnings and other distributions received with respect thereto, shall thereafter be delivered.

6.

The Pledgee agrees that the Securities Intermediary is authorized to pay to the Pledgor any interest, interest equivalent, dividends, and principal payments on declining balance securities received by the Securities Intermediary with respect to any securities in the Collateral Account until the Securities Intermediary receives and has a reasonable period of time to act upon a Notice of Exclusive Control from the Pledgee. The Pledgee further agrees that for any non-interest bearing security held in the Collateral Account "interest equivalent" shall mean the amount of any discount earned on such security at the maturity or redemption date of such security.

7.

The Pledgor authorizes the Securities Intermediary, and the Securites Intermediary agrees, to comply with any order or instruction from Pledgee concerning the Collateral Account, including an order or instruction directing sale, transfer or redemption of all or part of the Collateral and the remittance of the proceeds thereof, if any, to Pledgee, without further consent by the Pledgor. Securities Intermediary shall have no responsibility or liability to Pledgor for complying with any order or instruction, whether oral or written, concerning the Collateral Account originated by Pledgee and shall have no responsibility to investigate the appropriateness of any such order or instruction, even if Pledgor notifies Securities Intermediary that Pledgee is not legally entitled to originate any such order or instruction.  Securities Intermediary shall have no responsibility to Pledgee for complying with any order or instruction, whether oral or written, concerning the Collateral Account originated by Pledgor except to the extent such compliance would cause Securities Intermediary to violate (i) paragraph 5 hereof or (ii) written orders or instructions previously received from Pledgee, but only to the extent Securites Intermediary has had a reasonable period of time to act thereon.  Securities Intermediary shall be able to rely upon any notice or order that it reasonably believes to be genuine.  Securities Intermediary shall have no responsibility or liability to Pledgee with respect to the value of the Collateral Account or any of the Collateral. This Agreement does not create any obligation or duty on the part of Securities Intermediary other than those expressly set forth herein.

8.

Securities Intermediary shall not be liable for any loss or damage with respect to any matter that may arise out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent caused by Securities Intermediary's gross negligence or willful misconduct. In no event shall Securities Intermediary be responsible for special, indirect, exemplary, or consequential damages, including but not limited to lost profits, regardless of any notice, or any loss or damage caused, directly or indirectly, by conditions beyond its control. Pledgor and the Pledgee agree jointly and severally to indemnify and hold the Securities Intermediary, its directors, officers, employees, and agents harmless from and against any and all claims, causes of action, liabilities, lawsuits, demands and/or damages, including, without limitation, any and all costs, including court costs and reasonable attorneys' fees (including allocated costs of in-house counsel), that may arise out of or in connection with this Agreement or any action taken or not taken pursuant hereto, except to the extent caused by Securities Intermediary's gross negligence or willful misconduct. The indemnities of the Pledgor and Pledgee set forth in this Section 8 shall survive the termination of this Agreement.

9.

The Securities Intermediary represents that it has not received notice regarding any lien, encumbrance or other claim to the Collateral or the Collateral Account from any other person and has not entered into an agreement with any third party to act on such third party's instructions without further consent of the Pledgor. The Securities Intermediary further agrees not to enter into any such agreement with any third party.

10.

The Securities Intermediary waives and relinquishes any right of setoff, encumbrance, security interest or other claim that it may have against the Collateral, except for any lien, claim encumbrance or right of set off against the Collateral Account for any financial asset carried in the Collateral Account arising from transactions in the Collateral Account including, but not limited to, those for (i) customary commissions and fees arising from permitted trading activity within the Collateral Account, (ii) payment owed to Securities Intermediary for open trade commitments for the purchase and/or sale of financial assets in and for the Collateral Account, and (iii) any credit or advance by the Securities Intermediary in respect of interest, income or other proceeds from any financial asset in the Collateral Account for which final payment in collected funds is not received by the Securities Intermediary.

11.

To the extent a conflict exists between the terms of this Agreement and any Safekeeping Agreement and Receipt which the Securities Intermediary will issue and send in connection with crediting Collateral to the Collateral Account, the terms of this Agreement will control, provided that this Agreement shall not alter or affect any mandatory arbitration provision currently in effect between Securities Intermediary and Pledgor.

12.	The terms of this Agreement will in no way be modified except by a writing signed by all parties hereto.

13.

Securities Intermediary reserves the right, unilaterally, to terminate this Agreement, such termination to be effective thirty (30) days after written notice thereof is given to Pledgor and Pledgee. Termination shall not affect any of the rights and liabilities of the parties hereto incurred before the date of termination.

14.

This Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof, and, subject to paragraph 11 above, supersedes any prior agreement and contemporaneous oral agreements of the parties concerning its subject matter.

15.

Except as otherwise expressly provided herein, any notice, order, instruction, request or other communication required or permitted to be given under this Agreement shall be in writing and may be delivered in person, sent by facsimile or other electronic means if electronic confirmation of error free receipt is received, or sent by United States mail, postage prepaid, addressed to the party at the address set forth below.

16.

Any notice, order, instruction, request or other communication from the Pledgee to the Securities Intermediary required to be in writing shall be on the Pledgee's letterhead and signed by an authorized  representative of the Pledgee. The names, titles, and specimen signatures of the Pledgee's authorized representatives are set forth on Exhibit B to this Agreement. The Pledgee may change its authorized representatives by written notice to the Securities Intermediary which notice shall include the name, title and specimen signature of each new authorized representative of Pledgee.

17.

The Securities Intermediary will be excused from failing to act or delay in acting, and no such failure or delay shall constitute a breach of this Agreement or otherwise give rise to any liability of the Securities Intermediary, if (i) such failure or delay is caused by circumstances beyond the reasonable control of the Securities Intermediary, including but not limited to legal constraint, emergency conditions, action or inaction of governmental, civil or military authority, fire, strike, lockout or other labor dispute, war, riot, theft, flood, earthquake or other natural disaster, breakdown of public or private or common carrier communication or transmission facilities, equipment failure, or act, negligence or default of Pledgor or Pledgee or (ii) such failure or delay resulted from Security Intermediary's reasonable belief that the action would have violated any guideline, rule or regulation of any governmental authority.

18.

Pledgor and Pledgee jointly and severally agree to pay Securities Intermediary, upon receipt of Securities Intermediary's invoice, all reasonable costs, expenses and attorneys' fees (including reasonable allocated costs for in-house legal services) incurred by Securities Intermediary in connection with the enforcement of this Agreement or any instrument or agreement required hereunder, including but not limited to any such reasonable costs, expenses and fees arising out of the resolution of any conflict, dispute, motion regarding entitlement to rights or rights of action, or other action to enforce Securities Intermediary's rights hereunder in a case arising under Title 11, United States Code. This section 18 shall survive termination of this Agreement.

19.

Notwithstanding any of the other provisions of this Agreement, in the event of the commencement of a case pursuant to Title 11, United States Code, filed by or against Pledgor, or in the event of the commencement of any similar case under then applicable federal or state law providing for the relief of debtors or the protection of creditors by or against Pledgor, Securities Intermediary may act as Securities Intermediary reasonably deems necessary to comply with all applicable provisions of governing statutes and neither Pledgor nor Pledgee shall assert any claim against Securities Intermediary for so doing.

20.

If any term or provision in this Agreement shall be invalid or unenforceable the remainder of this Agreement, or the application of such terms or provisions to persons or circumstances other than these to which it held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

21.

If any party to this Agreement is not a natural person, the person executing this Agreement on behalf of such party hereby represents that he or she has the proper authority to execute this Agreement on behalf of such party.

22.

The construction and effect of every provision of this Agreement, the rights of the parties hereunder and any questions arising out of the Agreement, shall be governed by the statutory and common law of the State of New York without reference to the conflict of law provisions thereof.

*   *   *   *   *   *   *   *

IN WITNESS WHEREOF, the Pledgor and the Pledgee have agreed to the terms of this agreement as of the date indicated above.

PLEDGOR:	PLEDGEE:
COMMERCE ONE OPERATIONS, INC.	MICROSOFT CAPITAL CORPORATION

By:	By:

Name:	Name:

Title:	Title:

Telephone No.:	Telephone No.:

Facsimile No.:	Facsimile No.:

Address:	Address:

Date:	Date:

Acknowledged and Agreed to:

BANK OF AMERICA, N.A.

By:	/s/ Jennifer Ackerman
Name:	Jennifer Ackerman
Title:	Vice President
Telephone No.: 800.687.4802
Facsimile No.: 704.386.0176
Address:

Bank of America, N.A.
Pledging Unit
NC1-004-03-06
200 N. College Street
Charlotte, NC 28255
Date:	3-25-02

IN WITNESS WHEREOF, the Pledgor and the Pledgee have agreed to the terms of this agreement as of the date indicated above.

PLEDGOR:	PLEDGEE:
COMMERCE ONE OPERATIONS, INC.	MICROSOFT CAPITAL CORPORATION

By:	By:	/s/ Thomas Baumbach

Name:	Name:	Thomas Baumbach

Title:	Title:	President

Telephone No.:	Telephone No.:	775 823 5601

Facsimile No.:	Facsimile No.:	775 826 0506

Address:	Address:
6100 Neil Road, Suite 100
Reno, NV 89511-1137

Date:	Date:

Acknowledged and Agreed to:

BANK OF AMERICA, N.A.

By:
Name:
Title:
Telephone No.: 800.687.4802
Facsimile No.: 704.386.0176
Address:

Bank of America, N.A.
Pledging Unit
NC1-004-03-06
200 N. College Street
Charlotte, NC 28255
Date:

IN WITNESS WHEREOF, the Pledgor and the Pledgee have agreed to the terms of this agreement as of the date indicated above.

PLEDGOR:		PLEDGEE:
COMMERCE ONE OPERATIONS, INC.		MICROSOFT CAPITAL CORPORATION

By:	/s/ Peter Pervere	By:

Name:	Peter Pervere	Name:

Title:	SVP	Title:

Telephone No.:	(925) 520-6022	Telephone No.:

Facsimile No.:	(925) 520-6063	Facsimile No.:

Address:		Address:
4440 Rosewood Dr., B4F4, 4226
Pleasanton, CA 94588

Date:	March 22, 2002	Date:

Acknowledged and Agreed to:

BANK OF AMERICA, N.A.

By:
Name:
Title:
Telephone No.: 800.687.4802
Facsimile No.: 704.386.0176
Address:

Bank of America, N.A.
Pledging Unit
NC1-004-03-06
200 N. College Street
Charlotte, NC 28255
Date:

Exhibit A

[Lettehead of the Pledgee]

[Date]

Bank of America, N.A
Pledging Unit
NC1-004-03-06
200 N. College Street
Charlotte, NC 28255

Notice of Exclusive Control

Ladies and Gentlemen:

As referenced in the Collateral Account Notification and Acknowlegment, dated as of March 21, 2002, among Commerce One Operations, Inc., as Pledgor, Microsoft Capital Corporation, as Pledgee, and Bank of America N.A., we hereby give you notice of our exclusive control over securities account number [                ] (the "Collateral Account") and all financial assets credited thereto. You are hereby instructed not to accept any direction, instruction or entitlement order with respect to the Collateral Account or the financial assets credited thereto from any person other than the undersigned.

You are hereby instructed to deliver the financial assets in the Collateral Account and cash dividends, interest, income, earning, and other distributions received with respect thereto, as follows:

                Account Name:    Microsoft Capital Corp.

                Account #:            3049-7564

                Bank:                      Citibank N.A.
                                                111 Wall Street
                                                New York, NY 10013
                                     ABA #:                             021000089

Very truly yours,

MICROSOFT CAPITAL CORPORATION

By:
Name:
Title:

cc:           Commerce One Operations, Inc.

[Pledgee letterhead]

Exhibit B

CERTIFICATE OF AUTHORIZED PERSONS

To:          Bank of America, N.A.
                GSO - Safekeeping Department
                Pledging Unit NC1-004-03-06
                200 N. College Street
                Charlotte, NC 28255

I,                                  ,                                     [insert Title] of the                                      [insert name of Pledgee], do hereby certify that I am authorized to make and deliver this certificate and that each of the persons named below has been duly authorized to deliver oral and written instructions on behalf of                                     [insert name of Pledgee] with respect to Account                     . You are authorized to act upon such instructions from each person named below until you have received at the above address and have had a reasonable opportunity to act upon (a) written notice from an authorized representative of [insert name of Pledgee] revoking his or her authorization or (b) a revised Certificate of Authorized Persons from an authorized representative of [insert name of Pledgee].

I further certify that the signatures appearing below opposite the names are true and correct.

Name                                                                      Signature                                                                               Title

(Signature of Pledgee Authorized
Representative)

(Date)